SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2005



                               IAC/INTERACTIVECORP
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                         0-20570                    59-2712887
(STATE OR OTHER              (COMMISSION FILE NUMBER)         (IRS EMPLOYER
  JURISDICTION                                            IDENTIFICATION NUMBER)
OF INCORPORATION)

      152 WEST 57TH STREET, NEW YORK, NEW YORK                    10019
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 314-7300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On July 14, 2005, Expedia, Inc. ("Expedia") issued the press release attached hereto as Exhibit 99.1 regarding executive appointments at Expedia and Expedia Chief Executive Officer Dara Khosrowshahi circulated to Expedia employees the email attached hereto as Exhibit 99.2 regarding organizational changes at Expedia. The press release and the email are incorporated by reference into this Form 8-K.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

99.1     Expedia, Inc. Press Release, dated July 14, 2005.

99.2 Email, dated July 14, 2005, from Expedia Chief Executive Officer Dara Khosrowshahi to Expedia employees.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IAC/INTERACTIVECORP

Date:  July 14, 2005                           By: /s/ GREGORY R. BLATT
                                                   -----------------------------
                                               Name:   Gregory R. Blatt
                                               Title:  Executive Vice President
                                                       and General Counsel

                                  EXHIBIT INDEX

99.1     Expedia, Inc. Press Release, dated July 14, 2005.

99.2 Email, dated July 14, 2005, from Expedia Chief Executive Officer Dara Khosrowshahi to Expedia employees.